                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Matrix Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                              MATRIX BANCORP, INC.
                        1380 Lawrence Street, Suite 1400
                             Denver, Colorado 80204

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 26, 2000


TO THE SHAREHOLDERS OF MATRIX BANCORP, INC.:

    NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Matrix Bancorp, Inc., a Colorado corporation (the "Company"), will be held at Hotel Teatro, 1100 14th Street, Denver, Colorado 80202 on the 26th day of May, 2000, at 10:00 a.m. (local time) for the following purposes:

1. To elect two (2) directors to hold office until the 2003 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

2. To consider and act upon a proposal to approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of the Company's common stock issuable under the Purchase Plan from 125,000 to 250,000 shares;

3. To consider and act upon a proposal to approve an amendment of the Company's 1996 Amended and Restated Employee Stock Option Plan (the "Stock Option Plan") to increase the number of shares of the Company's common stock issuable under the Stock Option Plan upon the exercise of stock options granted pursuant to the Stock Option Plan from 525,000 to 750,000 shares;

4. To ratify the Board of Directors' appointment of Ernst & Young LLP as the independent auditors for the Company for the 2000 fiscal year; and

5. To transact any and all other business as may properly be brought before the meeting or any adjournment(s) thereof.

    The Board of Directors has fixed the close of business on April 4, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten
(10) days prior to the Annual Meeting.

    You are cordially invited to attend the meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              T. Allen McConnell, Secretary

Denver, Colorado
April 26, 2000

                              MATRIX BANCORP, INC.
                        1380 Lawrence Street, Suite 1400
                             Denver, Colorado 80204

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 26, 2000
                   __________________________________________


                    SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Matrix Bancorp, Inc., a Colorado corporation (the "Company"), to be voted at the 2000 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on May 26, 2000, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of the director nominees named herein pursuant to Proposal 1, in favor of Proposal 2, Proposal 3 and Proposal 4 set forth in the Notice, and the persons named in the proxy will use their discretion with respect to any matters referred to in Proposal 5 set forth in the Notice.

     The executive offices of the Company are located at, and the mailing address of the Company is, 1380 Lawrence Street, Suite 1400, Denver, Colorado 80204.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying form of proxy are being mailed on or about April 26, 2000. The Company's Annual Report to Shareholders for 1999 is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to T. Allen McConnell, Secretary, Matrix Bancorp, Inc., 1380 Lawrence Street, Suite 1400, Denver, Colorado 80204; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of voting Common Stock, par value $.0001 per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling and mailing the Annual Report, the Notice, this Proxy Statement and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of the Common Stock, and other costs of solicitation, will be borne by the Company.


                                 QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 4, 2000 (the "Record Date"). On the Record Date, there were 6,759,741 shares of Common Stock issued and outstanding.

     Each holder of Common Stock shall be entitled to one vote for each share of Common Stock on all matters to be acted upon at the meeting. Neither the Company's Amended and Restated Articles of Incorporation, as amended, nor its Bylaws, as amended, allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, may adjourn the Annual Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of directors pursuant to Proposal 1, and the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and voted is required for the approval of Proposal 2, Proposal 3 and Proposal 4.

     An automated system administered by the Company's transfer agent tabulates the votes. Abstentions will be included in vote totals and, as such, will have the same effect on each proposal other than the election of directors as a negative vote. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.


           PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by (i) each person known by the Company to own beneficially five percent or more of the outstanding Common Stock; (ii) each of the Company's directors and advisory directors; (iii) each of the executive officers named in the Summary Compensation Table (the "Named Executive Officers"); and (iv) all directors, advisory directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each person listed in the following table is 1380 Lawrence Street, Suite 1400, Denver, Colorado 80204.

                                    Shares Beneficially
                                         Owned (1)
                                    -------------------     Percent
Name of Beneficial Owner                  Number            of Class
-----------------------------       -------------------     --------
Guy A. Gibson................            1,149,875            17.0%

Richard V. Schmitz...........            1,151,375            17.0%

D. Mark Spencer..............            1,147,876            17.0%

Thomas M. Piercy.............              236,375             3.5%

David W. Kloos...............              165,723  (2)        2.4%

Stephen G. Skiba.............               17,500  (2)         *

David A. Frank...............               12,500  (2)         *

Peter G. Weinstock...........               10,000  (2)         *

George R. Bender.............                6,225  (2)         *

Thomas P. Cronin.............               18,589  (2)         *

Financial Stocks, Inc........              424,300  (4)        6.3%
 507 Carew Tower
 441 Vine Street
 Cincinnati, Ohio  45202

Fleet Boston Corporation.....              393,900  (3)        5.8%
 One Federal Street
 Boston, MA 02211

All directors, advisory
 directors and executive
 officers as a group
 (13 persons)................            4,004,528  (2)       58.3%

___________

* Indicates ownership of less than 1% of the Company's Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.
(2) Includes options that are currently exercisable, or become exercisable within 60 days of the Record Date, to purchase from the Company the number of shares of Common Stock indicated for the following persons: David W. Kloos (22,000), Thomas P. Cronin (16,000), Paul E. Skretny (16,000), Gary Lenzo (19,000), T. Allen McConnell (9,000), George R. Bender (5,000), Stephen G. Skiba (7,500), David A. Frank (7,500) and Peter G. Weinstock (7,500). Under the terms of the Purchase Plan, participants are issued fractional shares to the extent the money in their account is not evenly divisible into a whole number of shares on the purchase date. For ease of presentation, the number of shares of Common Stock outstanding and the number of shares of Common Stock beneficially owned by the persons described in this Proxy Statement have been rounded to the nearest whole share.
(3) Based on a Schedule 13G filed by Fleet Boston Corporation on February 4, 2000. The Schedule 13G discloses that Fleet Boston Corporation has sole power to vote or direct the vote of 265,800 shares and sole power to dispose or direct the disposition of 393,900 shares.
(4) Based on a Schedule 13D filed by Financial Stocks, Inc. on March 31, 1998. The Schedule 13D disclosed that Financial Stocks, Inc. has sole voting power over 401,346 shares of common stock, shared voting power over 22,954 shares of common stock, sole dispositive power over 401,346 shares of common stock and shared dispositive power over 22,954 shares of common stock.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)

General

     Matrix Bancorp, Inc. ("Matrix Bancorp") is a unitary thrift holding company that operates principally through the following operating subsidiaries: United Financial, Inc. ("United Financial"), Matrix Financial Services Corporation ("Matrix Financial"), Matrix Capital Bank ("Matrix Bank"), United Special Services, Inc. ("USS"), United Capital Markets, Inc. ("UCM"), Sterling Trust Company ("Sterling"), First Matrix Investment Services Corporation ("First Matrix") and ABS School Management Services, L.L.C. ("ABS").

     The Bylaws, as amended, of the Company provide that the number of directors that shall constitute the whole board shall be as fixed from time to time by the Board of Directors. By resolution of the Board of Directors, the number of directors comprising the Board of Directors has been set at seven (7).

     The Board of Directors is divided into three classes. Directors for each class are elected at the annual meeting held in the year in which the term for such class expires and serve thereafter for three years or until their successors are elected and qualified. All advisory directors serve at the pleasure of the Board of Directors. Subject to any applicable employment agreement provisions, all officers are appointed by, and serve at the discretion of, the Board of Directors of the Company.

Nominees and Continuing Directors

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in the proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until the 2003 Annual Meeting of Shareholders or until their respective successors shall have been duly elected and shall have qualified.

     Information regarding each nominee, each of the continuing directors of the Company and each advisory director of the Company is set forth in the table and text below:

                                                                                                            Director's
                Name                        Age                  Present Office(s) Held                   Term Expires
------------------------------------     ---------     -------------------------------------------     -------------------

Nominees:

Thomas M. Piercy....................        35           Matrix Bancorp:  Director                            2003
                                                         United Financial:  Managing Director

Stephen G. Skiba(1)(2)..............        45           Matrix Bancorp:  Director                            2003

Continuing Directors:

Richard V. Schmitz..................        37           Matrix Bancorp:  Chairman of the Board               2002
                                                         United Financial: Chairman of the Board

D. Mark Spencer.....................        40           Matrix Bancorp:  Vice Chairman                       2002
                                                         Matrix Bank:  Chairman of the Board

Guy A. Gibson.......................        35           Matrix Bancorp:  President and Chief                 2001
                                                            Executive Officer
                                                         Matrix Financial: Chairman of the Board


                                                                                                            Director's
                Name                        Age                  Present Office(s) Held                   Term Expires
------------------------------------     ---------     -------------------------------------------     -------------------
David W. Kloos......................        38           Matrix Bancorp: Senior Vice President                2001
                                                            and Chief Financial Officer

David A. Frank(1)(2)................        52           Matrix Bancorp:  Director                            2001

Advisory Director:

Peter G. Weinstock..................        38           Matrix Bancorp:  Advisory Director                     --

___________
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

     Guy A. Gibson has served as the Chief Executive Officer, President and director of Matrix Bancorp since its formation in June 1993. Mr. Gibson has served as Chairman of the Board of Matrix Financial since August 1990. Mr. Gibson was one of the original founders of Matrix Financial and acted as its Chief Executive Officer during 1990. Prior to his tenure with the Company, Mr. Gibson held the position of Account Executive with the investment banking firms of PaineWebber from 1987 to 1989 and Lincoln Financial Group, a Denver-based servicing brokerage firm, from 1989 to 1990.

     Richard V. Schmitz has served as a director of Matrix Bancorp since its formation in June 1993. Since February 1996, Mr. Schmitz has been acting as Chairman of the Board of Matrix Bancorp. Mr. Schmitz was one of the original founders of United Financial and was named Chief Executive Officer and Chairman of the Board in 1990. In early 1997, Mr. Schmitz resigned from the position of Chief Executive Officer of United Financial, but continues to serve as Chairman of the Board.

     D. Mark Spencer served as Chairman of the Board of Matrix Bancorp from June 1993 until February 1996. Mr. Spencer has also served as an executive officer of the Company since June 1993. Mr. Spencer has served as Chairman of the Board of Matrix Bank since October 1993 and has served as director of Matrix Financial since August 1990. From 1985 through July 1990, Mr. Spencer served as Vice President of Secondary Marketing for Austin Federal Savings and Loan, an Austin, Texas savings and loan association.

     Thomas M. Piercy has served as director of Matrix Bancorp since June 1993. Mr. Piercy has served as Managing Director of United Financial since March 1997 and has served in various other managerial capacities since October 1990. From 1986 to 1990, Mr. Piercy served as Managing Director of Lincoln Financial Group.

     David W. Kloos has served as Chief Financial Officer, Vice President and director of Matrix Bancorp since its formation in June 1993. In September 1996, he was named Senior Vice President of Matrix Bancorp. From 1989 through 1993, Mr. Kloos served as Senior Vice President and Chief Financial Officer of Argo Federal Savings Bank, a Summit, Illinois federal savings bank. Mr. Kloos, a certified public accountant, was employed by KPMG Peat Marwick, LLP from 1985 to 1989.

     Stephen G. Skiba, a director of Matrix Bancorp since March 1996, is Director of Equity Research, focusing on banks and thrifts, for ABN AMRO Inc., an investment banking firm in Chicago, Illinois. From November 1990 to June 1996, Mr. Skiba was Senior Vice President, Chief Financial Officer and Treasurer of N.S. Bancorp, Inc. in Chicago, Illinois. Prior to joining N.S. Bancorp, Inc., Mr. Skiba was an audit partner with KPMG Peat Marwick, LLP.

     David A. Frank was elected director of Matrix Bancorp in September 1996. Mr. Frank is a private investor and a consultant for financial services companies. He was President, Chief Executive Officer and founder of America's Mortgage Source, a mortgage company involved in the origination of residential mortgage loans, which operated from 1995 into 1998. From 1994 to 1995, Mr. Frank served as President and Chief Executive Officer of Chemical Residential Mortgage Corporation in Edison, New Jersey, and as a director of Chemical Bank, N.A. Chemical Residential Mortgage Corporation was the primary mortgage banking operation of Chemical Banking Corporation (now known as Chase Manhattan). Prior to joining Chemical Residential Mortgage Corporation, Mr. Frank served from 1989 to 1994 as President and Chief Operating Officer of Margaretten Financial Corporation, a publicly traded national mortgage banking company based in Perth Amboy, New Jersey. From 1977 to 1989, Mr. Frank held various positions with Primerica Corporation/American Can Company (now known as Citigroup), where he was primarily involved in mergers, acquisitions, capital market activities and in restructuring a manufacturing based concern into a diversified financial services company.

     Peter G. Weinstock has served as an advisory director to Matrix Bancorp since September 1996. In his capacity as advisory director, Mr. Weinstock is invited to attend meetings of the Board of Directors and to participate in its discussions. However, Mr. Weinstock is not entitled to vote in matters submitted for approval and is not involved in the administration or management of the Company. Mr. Weinstock is a member of the law firm of Jenkens & Gilchrist, a Professional Corporation in Dallas, Texas, where he has been employed for more than five years. Jenkens & Gilchrist, a Professional Corporation, from time to time serves as outside counsel to the Company.

     The Board of Directors does not contemplate that any of the nominees for director will refuse or be unable to accept election as a director of the Company or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors.

Executive Officers

     The following sets forth the name, age, current position with the Company and the principal occupation during the last five years of each executive officer of the Company. Information with respect to Messrs. Gibson, Schmitz, Piercy, Spencer and Kloos is set forth above under the caption "--Nominees and Continuing Directors."

     George R. Bender, age 60, has been President and Chief Executive Officer of Matrix Financial since October 1998. Prior to joining Matrix Financial, from 1990 to 1997, Mr. Bender served as Executive Vice President in charge of mortgage banking operations for Bank United in Houston, Texas. From 1985 to 1990, Mr. Bender served as President and Chief Executive Officer of Centrust Mortgage Corporation. Mr. Bender has been in the mortgage banking business for more than 35 years, primarily serving during such time in various executive capacities for subsidiaries of financial institutions and Wall Street investment banking concerns.

     Thomas P. Cronin, age 54, joined the Company in March 1997 as Vice Chairman of Matrix Bancorp and Chief Executive Officer of United Financial. Mr. Cronin has over 30 years of experience in the mortgage banking industry and currently serves as the Vice President and Treasurer for the Mortgage Bankers Association of America. Prior to joining Matrix Bancorp, Mr. Cronin held various positions with MCA Financial Corporation, a Michigan-based financial services company, and its wholly owned subsidiary, MCA Mortgage Corporation. Mr. Cronin's most recent management position with MCA Financial Corporation was Vice Chairman. Mr. Cronin served as a director of MCA Financial Corporation until January 1999. In February 1999, MCA Financial Corporation and several of its affiliates, including MCA Mortgage Corporation, filed for reorganization under Chapter 11 of the bankruptcy code. The petition for reorganization was filed by a receiver for such entities, who was appointed in January 1999.

     Gary Lenzo, age 49, has served as President, Chief Executive Officer and director of Matrix Bank since October 1993. From 1987 to 1992, Mr. Lenzo served as Vice President of Austin Savings Association and Great Western Savings Bank, both Austin, Texas-based savings associations. From 1984 to 1986, Mr. Lenzo served as Vice President of Unifirst American Mortgage Corporation, an Austin, Texas mortgage company.

     T. Allen McConnell, age 33, joined the Company in October 1997 as Senior Vice President, Secretary and General Counsel. From September 1992 to October 1997, Mr. McConnell was an attorney with Jenkens & Gilchrist, a Professional Corporation, in Dallas, Texas, where his practice focused on corporate finance and mergers and acquisitions. Jenkens & Gilchrist, a Professional Corporation, from time to time serves as outside counsel for the Company.

     Paul E. Skretny, age 55, has served as Chief Executive Officer of Sterling since May 1993. Mr. Skretny also has served as Chairman of the Board of First Matrix for more than five years. From 1964 to 1993, Mr. Skretny worked in various capacities in commercial and investment banking businesses.

Committees of the Board of Directors

     The Board of Directors currently has two standing committees: the Compensation Committee and the Audit Committee. The Compensation Committee and the Audit Committee are each comprised of Mr. Skiba and Mr. Frank. The Compensation Committee is responsible for recommending to the Board of Directors the Company's executive compensation policies for senior officers and administering the Stock Option Plan and the Purchase Plan. The Compensation Committee held four meetings during 1999 and also acted on one occasion during 1999 by unanimous consent. The Audit Committee is responsible for recommending independent auditors, reviewing the audit plan, the adequacy of internal controls, the audit report and management letter and performing such other duties as the Board of Directors may from time to time prescribe. The Audit Committee held two meetings during 1999.

     The Board of Directors does not have a standing Nominating Committee.

     The Board of Directors held eight meetings during 1999. During 1999, each director attended at least 75% of the meetings of the Board of Directors and committees on which he served.

Director Compensation

     The Company pays each nonemployee director of the Company a $3,750 quarterly retainer and a fee of $1,000 ($250 if such director's attendance is via teleconference) for each meeting of the Board of Directors of the Company that he attends. The Company also reimburses each director for ordinary and necessary travel expenses related to such director's attendance at Board of Directors' and committee meetings. Nonemployee directors are also eligible for stock option grants under the Stock Option Plan.

     Each advisory director of the Company is paid a $2,500 quarterly retainer and a fee of $1,000 ($250 if such advisory director's attendance is via teleconference) for each meeting of the Board of Directors of Matrix Bancorp that he attends. The Company also reimburses each advisory director for ordinary and necessary travel expenses related to such advisory director's attendance at Board of Directors' meetings. Advisory directors are also eligible for stock option grants under the Stock Option Plan.

Compensation of Executive Officers

     The Summary Compensation Table below provides certain summary information concerning compensation paid or accrued during 1997, 1998 and 1999 by the Company to or on behalf of the Chief Executive Officer and the four other highest paid executive officers of the Company whose salary and bonus for 1999 was in excess of $100,000:



                                                                     Annual                     Long-Term
                                                                 Compensation(1)               Compensation
                                                  ------------------------------------------   ------------
                                                                                Other Annual     Options/      All Other
     Name and Principal Positions                 Year    Salary      Bonus     Compensation       SARs       Compensation
--------------------------------------            ----   --------    --------   ------------   ------------   -------------
Guy A. Gibson
 President and Chief Executive Officer            1999   $295,833    $     --      $    --             --         $  29,800(3)(4)(9)
 of Matrix Bancorp; Chairman of the               1998    250,000      50,000           --             --            33,500(3)(4)(9)
 Board of Matrix Financial                        1997    250,000          --           --             --             8,375(3)(4)

Richard V. Schmitz
 Chairman of the Board of Matrix Bancorp;         1999   $295,833    $     --      $    --             --         $  36,320(3)(4)(9)
 Chairman of the Board of United Financial        1998    250,000      50,000           --             --            31,820(3)(4)(9)
                                                  1997    257,211          --           --             --             8,525(3)(4)

D. Mark Spencer
 Vice Chairman of Matrix Bancorp;                 1999   $295,833    $     --      $    --             --         $  34,170(3)(4)(9)
 Chairman of the Board of Matrix Bank             1998    250,000      50,000           --             --            34,920(3)(4)(9)
                                                  1997    257,211          --           --             --             9,025(3)(4)

Thomas P. Cronin
 Vice Chairman of Matrix Bancorp;                 1999   $250,000    $     --      $    --          5,000(5)      $   1,365(7)
 Chief Executive Officer of United Financial      1998    250,000     120,000           --             --             2,500(7)
                                                  1997    208,333          --           --         25,000(5)             --

George R. Bender
 President and Chief Executive Officer            1999   $250,000    $ 25,000      $    --             --         $   2,500(8)
 of Matrix Financial                              1998     54,968(2)       --           --         25,000(6)             --
                                                  1997         --          --           --             --                --

___________

(1) Annual compensation does not include the cost to the Company of benefits certain executive officers receive in addition to salary and cash bonuses. The aggregate amounts of such personal benefits, however, did not exceed the lesser of either $50,000 or 10% of the total annual compensation of such executive officer. The bonus amount reflected for each such person for 1999 was actually paid in 2000.
(2)  Mr. Bender's employment with the Company began in October 1998.
(3) Of this amount, the following represents directors fees paid by Matrix Bank for such person's service on that entity's board of directors. Mr. Gibson received $6,000 for 1997 and 1998, and $10,500 for 1999. Mr. Schmitz received $5,500 for 1997, $6,000 for 1998 and $10,500 for 1999. Mr.
     Spencer received $6,000 for 1997 and 1998 and $11,500 for 1999.
(4) Of this amount, $2,375, $2,500 and $2,500, respectively, represents the Company's contribution to such person's account maintained under the 401(k) savings plan during 1997, 1998 and 1999, respectively.
(5) Mr. Cronin received two separate option grants. Twenty-five thousand options were granted on March 3, 1997, at an exercise price of $13.75. These options become exercisable ratably over five years, with the first
     20% exercisable as of March 3, 1998.   Five thousand options were granted
     on March 31, 1999, at an exercise price of $12.25. These options become exercisable ratably over five years, with the first 20% exercisable as of March 31, 2000.
(6) The exercise price for Mr. Bender's options is $8.125. These options become exercisable ratably over five years, with the first 20% exercisable as of October 13, 1999.
(7) Represents the Company's contribution to Mr. Cronin's account maintained under the 401(k) savings plan.
(8) Represents the Company's contribution to Mr. Bender's account maintained under the 401(k) savings plan.
(9) Represents premium paid by the Company for life insurance policies owned by and payable to the family of each executive officer. Annual premiums paid in 1998 were $25,000 for Mr. Gibson, $23,320 for Mr. Schmitz and $26,420 for Mr. Spencer and for 1999 were $16,800 for Mr. Gibson, $23,320 for Mr. Schmitz and $20,170 for Mr. Spencer.

Exercises of Options

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal 1999 and unexercised options held as of December 31, 1999. No options were exercised by the Named Executive Officers during 1999.

              Aggregated Option Exercises in Last Fiscal Year and
                         Fiscal Year-End Option Values

                                                                           Value of
                                                        Number of        Unexercised
                         Number of                     Unexercised       in-the-money
                          Shares                         Options           options
                         Acquired                       at FY-end:        at FY-end:
                            on                         Exercisable/      Exercisable/
       Name              Exercise     Value Realized   Unexercisable   Unexercisable(1)
---------------------   -----------   --------------   -------------   ----------------

Guy A. Gibson........          --           --                 --/--     $        --/--

Richard V. Schmitz...          --           --                 --/--              --/--

D. Mark Spencer......          --           --                 --/--              --/--

Thomas P. Cronin.....          --           --         10,000/20,000              --/--

George R. Bender.....          --           --          5,000/20,000     $19,375/77,500

___________
(1) Values are stated based upon the closing price of $12.00 per share of the Common Stock on the NASDAQ National Market on December 31, 1999, the last trading day of the Company's fiscal year.

Compensation Committee Report on Executive Compensation

     The Board of Directors has established a Compensation Committee to review and approve the compensation levels of executive officers of the Company, evaluate the performance of the executive officers, consider senior management succession issues and any related matters for the Company. The Compensation Committee is charged with reviewing with the Board of Directors in detail all aspects of the cash compensation for executive officers of the Company. Stock option compensation for the executive officers is also considered by the Compensation Committee.

     The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include preserving a strong financial posture, increasing the assets of the Company, positioning the Company's assets and business operations in geographic markets and industry segments offering long-term growth opportunities, enhancing stockholder value and ensuring the survival of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates. In recent years, these conditions reflect a highly competitive market environment and rapidly changing regional, geographic and overall industry market conditions. The Compensation Committee is also mindful, however, of the fact that several of the Company's executive officers have entered into employment agreements in connection with their agreements to join the Company; accordingly, with respect to those executive officers, the Compensation Committee recognizes that, to a large degree, compensation for such persons is set by contract.

     In late 1997, the Compensation Committee retained Bank Compensation Strategies, Inc. ("BCS") to analyze and review the Company's management compensation structure and elements. BCS made an initial proposal to the Compensation Committee for an annual incentive plan. This plan was tabled in mid-1998 during the pendency of the Company's proposed merger with Fidelity National Financial, Inc. ("Fidelity"). Since the termination of such proposed merger, the Compensation Committee is once again pursuing the proposal. The proposed plan is based upon targeted goals and objectives and a comparison to a peer group of companies. The performance criteria include, depending on the executive in question, the Company's return on equity, the Company's stock performance and budgeted pretax net income. The Compensation Committee expects formal implementation of the final plan by the date of the Annual Meeting and that the criteria with respect to such plan will apply to executive compensation beginning with the 2000 year.

     The Compensation Committee has determined in general that the available forms of executive compensation should include base salary, cash bonus awards and stock options. Performance of the Company, including stock price performance, for 1999 was targeted as a key consideration (to the extent that such performance can fairly be attributed or related to such executive's performance) for determining 1999 executive compensation, as well as the nature of each executive's responsibilities and capabilities. The Company's compensation philosophy recognizes, nevertheless, that stock price performance is only one measure of performance and, given industry business conditions and the long term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. The Company's compensation philosophy also gives consideration to the Company's achievement of specified business objectives, such as earnings expectations and return on equity, when determining executive officer compensation. The Compensation Committee endeavors to compensate the Company's executive officers based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers.

     An additional objective of the Compensation Committee in determining compensation is to reward executive officers with equity compensation in addition to salary in keeping with the Company's overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill shareholder considerations and values in the actions of all the employees and executive officers. In making its determinations, some consideration is given by the Compensation Committee to the number of options already held by such persons and the existing amount of Common Stock already owned by such persons.

     Executive compensation for 1999 consisted of a base salary, and in most instances, cash bonuses and option grants. As discussed more fully below, cash bonuses for 1999 were paid during 2000 after review by the Compensation Committee of the Company's and management's performance during 1999. With respect to base salary, the Compensation Committee met in early 1999 to set base salary for each of the executive officers of the Company. In determining base salary for the executive officers, the Compensation Committee reviewed several factors, paying particular attention to the Company's results of operations and return on average equity for the year ended December 31, 1998. The Compensation Committee also reviewed the performance of the Company's stock price during 1998. The Compensation Committee noted that the Company's net income per share for 1998 was $1.24, that the return on average equity for the Company for 1998 was 18.9% and that the Company's stock price for 1998 had generally been consistent with the Company's peers. In particular, the Compensation Committee noted that the return on average equity for 1998 for the Company was generally favorable in comparison to industry peers. Based upon such review, the Compensation Committee determined to increase the base salary for 1999 of Mr. Gibson, President and Chief Executive Officer of the Company, and one of the principal shareholders of the Company, to $300,000. With respect to Messrs. Schmitz and Spencer, also principal shareholders of the Company, their respective base salaries for 1999 were also increased to $300,000. The other executive officers of the Company generally received modest base salary increases for 1999 due to the factors discussed above, as well as due to the overall growth of the Company during 1998, which necessarily increased the duties of such executive officers.

     The cash bonuses paid to the executive officers who received bonuses for performance during 1999 were paid in the first quarter of 2000. The Compensation Committee met in February 2000 to consider the payment of cash bonuses to executive officers for 1999 performance. The Compensation Committee reviewed the Company's financial performance during 1999, including net income per share and return on average equity, as well as the Company's stock price performance for 1999. With respect to the Company's stock price performance, the Compensation Committee did not place significant weight on such performance due to the overall performance of the Company's peers. Nevertheless, based upon such factors, the Compensation Committee determined not to pay Messrs. Gibson, Schmitz or Spencer a cash bonus. The other executive officers of the Company generally were paid cash bonuses in varying amounts. In April 2000, the Compensation Committee also determined to grant an aggregate of 30,000 stock options to the executive officers of the Company, based upon their performance during 1999. No executive officer was granted more than 7,500 stock options, and neither Mr. Gibson, Mr. Schmitz nor Mr. Spencer was granted any stock options.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to any of the Chief Executive Officer and the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Company does not have a policy that requires or encourages the Compensation Committee to qualify stock options or restricted stock awarded to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. However, the Compensation Committee will consider the net cost to the Company in making all compensation decisions.


                                         COMPENSATION COMMITTEE

                                         Stephen G. Skiba
                                         David A. Frank

Compensation Committee Interlocks and Insider Participation

     There are no reportable compensation committee interlocks or insider participation matters.

Common Stock Performance Graph

     The following performance graph compares the cumulative return of the Common Stock with that of the Broad Market (the NASDAQ Market Index) and a published industry index (SIC Code 6035-Savings Institutions, Federally-Chartered). Each index assumes $100 invested at October 18, 1996 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

                              COMPARATIVE RETURNS
        Matrix Bancorp, Inc., Broad Market and Published Industry Index
                    (Performance Results Through 12/31/99)




                                 [GRAPH APPEARS HERE]





                         Beginning          Year Ended          Year Ended          Year Ended          Year Ended
                     October 18, 1996   December 31, 1996   December 31, 1997   December 31, 1998   December 31, 1999
----------------------------------------------------------------------------------------------------------------------
Matrix Bancorp, Inc.           100.00              141.11              135.56              120.00              106.67
----------------------------------------------------------------------------------------------------------------------
Industry Index                 100.00              106.35              180.28              153.17              130.33
----------------------------------------------------------------------------------------------------------------------
Broad Index                    100.00              105.97              129.63              182.83              322.47
----------------------------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 31, 2000, the Company renewed a loan originally made to Mr. Spencer, Vice Chairman and a shareholder of the Company, in December 1994 in the amount of approximately $80,000. The loan to Mr. Spencer accrues interest at the prime rate, is unsecured and the entire principal and all accrued interest is due and payable in one lump sum on January 31, 2001. The Company has the option of extending the maturity of such loan to Mr. Spencer in annual increments.

     On January 31, 2000, the Company made a loan to Mr. Cronin, Vice Chairman and a shareholder of the Company, in the amount of approximately $67,000. The loan to Mr. Cronin accrues interest at the prime rate, is unsecured and the entire principal and all accrued interest is due and payable in one lump sum on January 31, 2001. The Company has the option of extending the maturity of such loan to Mr. Cronin in annual increments.

     Sterling Trust occupies approximately 11,300 square feet in Waco, Texas, under a lease agreement that is in place until June 30, 2001, at a monthly rental payment of $13,553. The lease agreement provides for renewal options and allocation of certain expenses the lessee would reimburse over a specified amount during the life of the lease. Mr. Skretny, President of Sterling Trust and an executive officer of the Company, owns approximately 12.5% of the equity interests of the lessor of such office space.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Shareholders"), to file reports of ownership and changes of ownership with the Commission and NASDAQ National Market. Officers, directors and 10% Shareholders of the Company are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms so filed.

     Based solely on review of copies of such forms received and written representation letters from executive officers and directors, the Company believes that, during the last fiscal year, all filing requirements under
Section 16(a) applicable to its officers, directors and 10% Shareholders were timely met, except that Mr. Spencer failed to file a Form 4 with respect to one transaction from 1996 (which transaction was reported on a Form 5 for 1999 that was filed timely), and Mr. Cronin failed to file a Form 4 with respect to one transaction from 1999 (which transaction was reported on a Form 5 for 1999 that was filed timely).

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

     Management of the Company beneficially owns in excess of 50% of the outstanding Common Stock entitled to vote at the Annual Meeting, and management has indicated its intent to vote in favor of the nominees for director.

           PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER
             THE MATRIX BANCORP, INC. EMPLOYEE STOCK PURCHASE PLAN
                                  (Proposal 2)

     The Compensation Committee, subject to shareholder's approval, has amended the Purchase Plan in order to increase the number of shares of Common Stock available for issuance thereunder from 125,000 to 250,000. The Compensation Committee has resolved to increase the number of available shares under the Purchase Plan, because as of the Record Date, only 56,715 shares of Common Stock remained available for purchase by the Company's employees. By increasing the number of shares available under the Purchase Plan, the Compensation Committee believes that the Purchase Plan will continue to be a useful stock-related benefit program for attracting and retaining employees and providing additional incentive for all employees to promote the success of the Company. The Company intends to register the 125,000 additional shares of Common Stock issuable under the Purchase Plan under the Securities Act of 1933, as amended, assuming the shareholders approve the proposal to increase the number of available shares.

Description of Purchase Plan

     In September 1996, the Board of Directors adopted the Purchase Plan and reserved shares of Common Stock for issuance thereunder. The shareholders of the Company approved the Purchase Plan in September 1996. The purpose of the Purchase Plan is to provide eligible employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock ("ESPP Shares") from the Company through payroll deductions.

     Offerings under the Purchase Plan generally have a duration ("Offering Period") of 12 months and commence on January 1 of each year. On the first business day of an Offering Period (the "Enrollment Date"), each eligible employee who chooses to participate ("Participant") is granted the right to purchase ("Purchase Right") on the last business day of such Offering Period ("Purchase Date") a number of whole ESPP Shares determined by dividing the Participant's total annual payroll deductions accumulated during such Offering Period by the Purchase Price described below. However, the number of ESPP Shares subject to each Participant's Purchase Right during such Offering Period shall in no event exceed the lesser of (i) the maximum number of ESPP Shares which could be purchased with such Participant's total payroll deductions for the Offering Period at a Purchase Price equal to 85% of the fair market value of the ESPP Shares on the Enrollment Date, (ii) the number of ESPP Shares determined by dividing $14,706 by the fair market value of the ESPP Shares on the Enrollment Date or (iii) the maximum number of ESPP Shares that would cause the total owned by the Participant to exceed the 5% ownership limits described below. Unless the Participant's participation is discontinued, his or her Purchase Right will be exercised automatically on the Purchase Date (i.e., the last business day of the Offering Period) at the Purchase Price.

     No less than 15 days prior to each Offering Period, the administrator of the Purchase Plan will determine the total number of ESPP Shares that will be made available for purchase during such Offering Period and will notify the eligible employees. With respect to ESPP Shares that are made available for an Offering Period, but which are not purchased during such Offering Period, the administrator may again make them available for purchase with respect to any subsequent Offering Period. In the event that on the Purchase Date of reference the aggregate amount of payroll deductions during the corresponding Offering Period exceed the aggregate Purchase Price of all ESPP Shares available for purchase during such Offering Period, each Purchase Right of a participant shall be reduced to that percentage of available ESPP Shares as the accumulated payroll deduction in his or her account is of the aggregate accumulated payroll deduction in the accounts of all Participants.

     Any employee who is customarily employed for at least 20 hours per week and more than five months per calendar year by the Company or its designated subsidiaries, who is employed on the first day of the month preceding the Enrollment Date of reference and who continues to be employed on the Enrollment Date, is eligible to participate in offerings under the Purchase Plan during the Offering Period, which includes such Enrollment Date. As of the Record Date, there were approximately 548 employees eligible to participate in the Purchase Plan. Employees become Participants by delivering to the Company an agreement authorizing payroll deductions at any time during the 45 days immediately preceding the Enrollment Date of reference. No employee is permitted to purchase ESPP Shares under the Purchase Plan if such employee owns 5% or more of the total combined voting power or value of all classes of shares of stock of the Company, including as owned by such employee all ESPP Shares subject to his Purchase Right, as adjusted, shares subject to any other options, or shares whose ownership is attributable to the employee by reason of ownership by certain members of his or her family. In addition, no Participant is entitled to purchase during the Offering Period of reference more than the maximum number of ESPP Shares subject to such Participant's Purchase Right during such Offering Period.

     The price at which ESPP Shares are sold under the Purchase Plan ("Purchase Price") is 85% of the lower of the fair market value per Share of Common Stock on the Enrollment Date (i.e., first business day of the Offering Period) or the Purchase Date (i.e., the last business day of the Offering Period). The Purchase Price of the ESPP Shares is accumulated by payroll deductions made during the Offering Period. The total payroll deductions of a Participant for an Offering Period may not be greater than the lesser of $12,500, or 25% of the Participant's annualized "considered pay" as determined at the beginning of the Offering Period, nor may such payroll deductions be less than an aggregate of $500. A Participant's "considered pay" is the administrator's reasonable estimate of such Participant's basic rate of pay (i.e., exclusive of bonuses and other special payments) during the Offering Period.

     All payroll deductions of a Participant are credited to his or her account under the Purchase Plan and are deposited with the general funds of the Company. Such funds may be used for any corporate purpose. No charges for administrative or other costs may be made by the Company against the accounts of Participants. The Purchase Plan is administered by the Compensation Committee of the Board of Directors.

     A Participant may terminate his or her right to purchase ESPP Shares with respect to a particular Offering Period by notifying the administrator at any time prior to the last 15 days of the Offering Period that the Participant is withdrawing all, but not less than all, of the accumulated payroll deductions credited to such Participant's account. The withdrawal of accumulated payroll deductions automatically terminates the Participant's Purchase Right with respect to that Offering Period. As soon as practicable after notice of such withdrawal, the payroll deductions credited to a Participant's account will be returned to the Participant without interest. A Participant's withdrawal with respect to an Offering Period does not have any effect upon such Participant's eligibility to participate in subsequent Offering Periods. Termination of a Participant's employment for any reason, including retirement or death, immediately terminates his or her participation in the Offering Period during which such termination of employment occurs. In such event, the payroll deductions credited to the Participant's account will be returned to the Participant as soon as practicable, or in the case of death, to the person or persons entitled thereto, in either case without interest.

     In the event of changes in the Common Stock of the Company, however, due to stock dividends or other changes in capitalization, or in the event of any merger, sale or any other reorganization, appropriate adjustments will be made by the Company to the ESPP Shares subject to purchase, to the price per share and, where necessary, to the conditions relating to the exercise of the Purchase Right, so that, to the extent reasonably possible, such events do not adversely affect the rights of Participants. If, however, there is a proposed dissolution or liquidation of the Company, the Offering Period during which such event occurs will be deemed terminated upon the occurrence of such event.

     The Purchase Plan will terminate automatically on December 31, 2005, and prior to that date, the administrator generally may at any time amend or terminate the Purchase Plan.

     The following table sets forth information with respect to shares purchased under the Purchase Plan for 1999 as to each individual or group identified below:

                                                                                        Number of
              Name                             Principal Positions Held             Shares Purchased
---------------------------------     -----------------------------------------     ----------------
Guy A. Gibson....................     Matrix Bancorp:  President and Chief                    0
                                         Executive Officer
                                      Matrix Financial:  Chairman of the Board

Richard V. Schmitz...............     Matrix Bancorp:  Chairman of the Board                  0
                                      United Financial:  Chairman of the Board

D. Mark Spencer..................     Matrix Bancorp:  Vice Chairman                          0
                                      Matrix Bank:  Chairman of the Board

Thomas P. Cronin.................     Matrix Bancorp:  Vice Chairman                          0
                                      United Financial:  Chief Executive Officer

George R. Bender.................     Matrix Financial:  President and Chief              1,225
                                         Executive Officer

All  current executive officers
   as a Group...................                                                          4,900

All nonemployee directors,
   including advisory directors
   as a group...................                                                              0

All employees including all
   current officers who are not
   executive officers as a group                                                         24,330


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

     Management of the Company beneficially owns in excess of 50% of the outstanding Common Stock entitled to vote at the Annual Meeting, and management has indicated its intent to vote in favor of this amendment.

           PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER
            THE 1996 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN
                                  (Proposal 3)

     In order to attract and retain employees and directors for the Company, the Board of Directors has adopted, and the Company's stockholders have previously approved, the Stock Option Plan pursuant to which an aggregate of 525,000 shares of Common Stock may be issued upon the exercise options granted under the Stock Option Plan. As of the Record Date, there were 429,100 options outstanding under the Stock Option Plan, meaning that only 95,900 remained available for grant.

     The Board of Directors has authorized an amendment to the Stock Option Plan, subject to stockholder approval, to increase the number of shares of the Company's Common Stock available for issuance under the Stock Option Plan from 525,000 to 750,000 shares.

Description of Stock Option Plan

     In January 1995, the Board of Directors and shareholders adopted the Company's 1995 Stock Option Plan, which was amended and restated as the current Stock Option Plan by the Board of Directors and shareholders in September 1996. The purpose of the 1996 Stock Option Plan is to advance the interests of the Company by providing additional incentives to attract and retain qualified and competent employees and consultants of the Company and directors of the Company and its subsidiaries, upon whose efforts and judgment the success of the Company is largely dependent. Substantially all of the Company's full-time employees and all of the Company's directors and advisory directors are eligible for grants of stock options ("Plan Options") under the terms of the 1996 Stock Option Plan. As of the Record Date, approximately 600 employees were eligible to participate in the Stock Option Plan.

     The 1996 Stock Option Plan authorizes the granting of incentive stock options ("Incentive Options") and nonqualified stock options ("Nonqualified Options") to purchase Common Stock to eligible persons. The 1996 Stock Option Plan is currently administered by the Compensation Committee. The Compensation Committee consists of at least two members of the Board of Directors, each of whom is an "outside director" within the meaning of the Code and a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The 1996 Stock Option Plan provides for adjustments to the number of shares and to the exercise price of outstanding options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock.

     No Incentive Option may be granted with an exercise price per share less than the fair market value of the Common Stock at the date of grant. The Nonqualified Options may be granted with any exercise price determined by the administrator of the 1996 Stock Option Plan. The exercise price of an Employee Option may be paid in cash, by certified or cashier's check, by money order, by personal check or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by delivery of a combination of cash and already owned shares of Common Stock. However, if the optionee acquired the stock to be surrendered directly or indirectly from the Company, he must have owned the stock to be surrendered for at least six months prior to tendering such stock for the exercise of a Plan Option.

     An eligible employee may receive more than one Incentive Option, but the maximum aggregate fair market value of the Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by such employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the

Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Option on the date of grant and such Incentive Option expires not later than five years from the date of grant. Awards of Nonqualified Options are not subject to these special limitations.

     No Incentive Option granted under the 1996 Stock Option Plan is assignable or transferable, otherwise than by will or by laws of descent and distribution. During the lifetime of an optionee, his Incentive Option is exercisable only by him or his guardian or legal representative. Nonqualified Options may be transferable if provided for in the option agreement governing the Nonqualified Option. The expiration date of a Plan Option is determined by the administrator at the time of the grant, but in no event may a Plan Option be exercisable after the expiration of 10 years from the date of grant of the Plan Option.

     The administrator of the 1996 Stock Option Plan may limit an optionee's right to exercise all or any portion of a Plan Option until one or more dates subsequent to the date of grant. The administrator also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of a Plan Option may be exercised. The 1996 Stock Option Plan also provides that 30 days prior to certain major corporate events such as, among other things, certain changes in control, mergers or sales of substantially all of the assets of the Company (a "Major Corporate Event"), each Plan Option shall immediately become exercisable in full. In anticipation of a Major Corporate Event, however, the administrator may, after notice to the optionee, cancel the optionee's Employee Options on the consummation of the Major Corporate Event. The optionee, in any event, will have the opportunity to exercise his Plan Options in full prior to such Major Corporate Event.

     If terminated for cause, all rights of an optionee under the 1996 Stock Option Plan cease and the Plan Options granted to such optionee become null and void for all purposes. The 1996 Stock Option Plan further provides that in most instances a Plan Option must be exercised by the optionee within 30 days after the termination of the consulting contract between such consultant and the Company or termination of optionee's employment with the Company, as the case may be (for any reason other than termination of cause, mental or physical disability or death), if and to the extent such Plan Option was exercisable on the date of such termination. If the optionee is not otherwise employed by, or a consultant to, the Company, his Plan Option must be exercised within 30 days of the date he ceases to be a director of the Company or a subsidiary of the Company. Generally, if an optionee's employment or consulting contract is terminated due to mental or physical disability, the optionee will have the right to exercise the Plan Option (to the extent otherwise exercisable on the date of termination) for a period of one year from the date on which the optionee suffers the mental or physical disability. If an optionee dies while actively employed by, or providing consulting services under a consulting contract to, the company, the Plan Option may be exercised (to the extent otherwise exercisable on the date of death) within one year of the date of the optionee's death by the optionee's legal representative or legatee.

     The Company plans to register the additional shares of Common Stock issuable in connection with the proposed amendment as soon as presented following shareholder approval.

     Under current tax laws, the grant of a Plan Option will not be a taxable event to the recipient optionee and the Company will not be entitled to a deduction with respect to such grant. Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. The taxable income recognized upon exercise of a Nonqualified Option will be treated as compensation income subject to withholding, and the Company will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When Common Stock received upon the exercise of a Nonqualified Option subsequently is sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

     The exercise of an Incentive Option will not be taxable to the optionee, and the Company will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of incentive stock options under the Code, the optionee may not dispose of the shares of Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of a Plan Option within the required holding period for incentive stock options under the Code will be a disqualifying disposition of the surrendered shares. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of a qualifying Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the Plan Option.

     If a Plan Option that was intended to be an incentive stock option under the Code does not qualify for favorable incentive stock option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

     Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value on the date of exercise of the shares of Common Stock received over the exercise price. If, however, an optionee disposes of shares of Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

     The following table sets forth information with respect to options granted under the Stock Option Plan for 1999 as to each individual or group identified below:

                                                                                      Number of
               Name                             Principal Positions Held            Options Granted
-----------------------------------    -----------------------------------------    ---------------
Guy A. Gibson......................    Matrix Bancorp:  President and Chief                   0
                                          Executive Officer
                                       Matrix Financial:  Chairman of the Board

Richard V. Schmitz.................    Matrix Bancorp:  Chairman of the Board                 0
                                       United Financial:  Chairman of the Board

                                                                                      Number of
               Name                             Principal Positions Held            Options Granted
-----------------------------------    -----------------------------------------    ---------------
D. Mark Spencer....................    Matrix Bancorp:  Vice Chairman                         0
                                       Matrix Bank:  Chairman of the Board

Thomas P.  Cronin..................    Matrix Bancorp:  Vice Chairman                     5,000
                                       United Financial:  Chief Executive Officer

George R. Bender...................    Matrix Financial:  President and Chief                 0
                                          Executive Officer


All current executive officers
   as a group......................                                                      30,000

All nonemployee directors,
   including advisory directors
   as a group......................                                                       3,000

All employees including all
   current officers who are not
   executive officers as a group...                                                      21,000


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF AN AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN.

     Management of the Company beneficially owns in excess of 50% of the outstanding Common Stock entitled to vote at the Annual Meeting, and management has indicated its intent to vote in favor of this amendment.



                       PROPOSAL TO RATIFY APPOINTMENT OF
                             INDEPENDENT AUDITORS
                                 (Proposal 4)

     The Board of Directors has appointed Ernst & Young LLP, independent auditors, to be the principal independent auditors of the Company and to audit its consolidated financial statements for the fiscal year ending December 31, 2000. Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended December 31, 1999, and has reported on the Company's consolidated financial statements. Representatives of the firm will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     The Board of Directors has the responsibility for the selection of the Company's independent auditors. Although shareholder ratification is not required for the selection of Ernst & Young LLP, and although such ratification will not obligate the Company to continue the services of such firm, the Board of Directors is submitting the selection for ratification with a view towards soliciting the shareholders' opinion thereon, which may be taken into consideration in future deliberations. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors before the end of the current fiscal year, and in such case, shareholders' opinions would be taken into consideration.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2000 FISCAL YEAR.

     Because management of the Company beneficially owns in excess of 50% of the outstanding Common Stock entitled to vote at the Annual Meeting, and management has indicated its intent to vote in favor of the ratification of the appointment of Ernst & Young LLP, such ratification is virtually ensured.



                                OTHER BUSINESS
                                 (Proposal 5)

     The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.


                   DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     For shareholder proposals to be considered for inclusion in the Proxy Statement for the 2001 Annual Meeting, they must be received by the Company no later than December 27, 2000. The Company's proxies may exercise their discretionary authority to vote with respect to any shareholder proposal that may be presented at the 2001 Annual Meeting if the Company first receives notice of such proposal after March 12, 2001.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              T. Allen McConnell, Secretary

April 26, 2000
Denver, Colorado


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       1996 EMPLOYEE STOCK PURCHASE PLAN
                                      FOR
                           MATRIX CAPITAL CORPORATION


     Section 1. Purpose. This 1996 Employee Stock Purchase Plan of Matrix Capital Corporation is intended to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Stock of the Company through accumulated payroll deductions under an "Employee Stock Purchase Plan" as defined in Section 423 of the Code, and all provisions hereof will be construed in accordance with those objectives.

     Section 2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Account" shall mean the account established for each Participant to record the amounts withheld from his Compensation during the Offering Period of reference.

          (b) "Administrator" shall mean the Board or a designated committee of the Board.

          (c) "Board" shall mean the Board of Directors of the Company.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Company" shall mean Matrix Capital Corporation.

          (f) "Compensation" shall mean the actual cash remuneration (exclusive of bonuses) paid to a Participant by the Employer in consideration of services rendered.

          (g) "Considered Compensation" shall be determined with respect to each Offering Period, and shall mean a reasonable estimate (as determined by the Administrator in its sole discretion, but treating Participants similarly situated in a reasonably similar manner) of the Participant's basic Compensation during the Offering Period (i.e. without taking into account bonuses, overtime pay, noncash benefits or other special payments, all as reasonably determined by the Administrator).

          (h) "Designated Subsidiaries" shall mean the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to adopt, and which have in fact adopted, this Plan for the benefit of their Employees.

          (i) "Directed Withholding" shall mean the amount that an Eligible Employee directs his or her Employer to withhold from such Eligible Employee's Compensation on each Payroll Date during the Offering Period of reference; provided, however, that the aggregate amount of Directed Withholding for the Offering Period of reference (i) may not exceed the lesser of (x) twenty-five percent (25%) of such Participant's Considered Compensation for such Offering Period, and (y) Twelve Thousand Five Hundred ($12,500), and (ii) may not be less than Five Hundred Dollars ($500).

          (j) "Direction to Withhold" shall mean the written notice to the Administrator, in the form of Exhibit A attached hereto, which directs the
                              ---------
Employer to commence to deduct the Directed Withholding from a Participant's Compensation on each Payroll Date during the Offering Period of reference.

          (k) "Election to Rescind" shall mean the written notice to the Administrator, in the form of Exhibit B attached, which directs a Participant's
                              ---------
Employer to discontinue deductions of Directed Withholding, and to refund the entire amount credited to such Participant's Account.

          (l) "Eligible Employee" shall mean each Employee (i) who is employed as an Employee on the first day of the month preceding the Enrollment Date of reference, (ii) who continues to be employed as an Employee on such Enrollment Date, and (iii) who, on such Enrollment Date does not own Stock (within the meaning of Section 423(b)(3) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary and, without limiting the generality of the foregoing, in computing the amount of such Stock owned by an Employee, there shall be included the amount of Stock owned directly, the Stock subject to a Purchase Right, the Stock which with respect to which the Employee has an option to acquire, and the Stock owned by any other person whose stock is attributed to such Employee pursuant to Section 425(d) of the Code.

          (m) "Employee" shall mean any person, including an officer and director who is also an Employee, who is customarily employed for at least twenty (20) hours per week and for more than five (5) months in the calendar year by the Employer.

          (n) "Employer" shall mean, collectively, the Company and each Designated Subsidiary.

          (o) "Enrollment Date" shall mean the first business day of each Offering Period.

          (p) "Fair Market Value" of a Share on the Enrollment Date or on the Purchase Date shall be the closing price of Stock on such date, which shall be
(i) if the Stock is listed or admitted for trading on any United States national securities exchange (which for purposes hereof shall include the NASDAQ National Market System), the last reported sale price of Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Stock is quoted on NASDAQ (other than on the NASDAQ National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board.

          (q) "Offering Period" shall mean the period beginning on the day immediately preceding the trade date of the shares to be issued and sold by the Company in connection with its initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "IPO"), and ending on the following December 31st, and each calender year thereafter.

          (r) "Participant" shall mean each Eligible Employee who is having an amount withheld from his Compensation under Section 4 at the time of reference.
                                            ---------

          (s) "Payroll Date" shall mean each date on which a Participant is paid his Considered Compensation.

          (t) "Plan" shall mean this Matrix Capital Corporation Employee Stock Purchase Plan.

          (u) "Purchase Date" shall mean the last business day of each Offering Period.

          (v) "Purchase Price" shall mean the lesser of (i) 85% of the Fair Market Value of the Shares on the Enrollment Date occurring during the Offering Period of reference, or (ii) 85% of the Fair Market Value of the Shares on the Purchase Date occurring during such Offering Period, but never less than the par value of a Share.

          (w) "Purchase Right" shall mean the Participant's right to acquire the number of Shares that may be purchased in accordance with Section 3(b) as
                                                          ------------
limited by Sections 3(c) and 8.
           -------------     -

          (x) "Shares" shall mean the shares of Stock reserved for issuance under this Plan.

          (y) "Stock" shall mean the common stock, $0.0001 par value per share, of the Company.

          (z) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of reference, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 3.  Shares Subject to Purchase.

          (a) Subject to adjustments provided in Section 15 hereof, a total of 125,000 Shares shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the Company, or any Subsidiary, and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Shares subject to Purchase Rights on the Enrollment Date of an Offering Period fail to be purchased on the Purchase Date for such Offering Period, such Shares may again be made available for purchase with respect to a subsequent Offering Period.

          (b) Not less than 15 days prior to each Offering Period, the Administrator shall determine the maximum number of Shares (if any) that will be available for purchase for such Offering Period. Each Participant will have a Purchase Right to purchase the number of full Shares equal to the quotient of
(i) the amount in the Participant's Account on the Purchase Date, and (ii) the

Purchase Price of the Shares for the Offering Period, all subject to the maximum amounts, and the adjustments, if any, in Section 8.

          (c) In the event that as of the Enrollment Date of reference the quotient of (i) the aggregate Directed Withholdings of all Participants for the Offering Period, divided by (ii) the Purchase Price of a Share on such Enrollment Date exceeds the number of Shares designated by the Board in the first sentence of Section 3(b) by a percentage (not less than 50%) specified by
                  ------------
the Board at the time it determines the number of Shares under Section 3(b)
                                                               ------------
above (and in the absence of a specification by the Board, the percentage shall be deemed to be 50%), the Administrator will take reasonable steps to reduce, as nearly as reasonably possible, each Participant's Directed Withholding to an amount equal to the product of (x) his Directed Withholding, and (y) a fraction, the numerator of which is the product of the percentage specified by the Administrator in (ii) multiplied by the number of Shares designated by the Administrator in the first sentence of Section 3(b), and the denominator of
                                       ------------
which is the quotient of (i) and (ii) above.

     Section 4.  Participation and Deduction of Directed Withholding.

          (a) During the 45 days ending on the Enrollment Date for the Offering Period of reference, each Eligible Employee may become a Participant for such Offering Period by filing with the Administrator a written Direction to Withhold setting forth the amount of such Eligible Employee's Directed Withholding. Notwithstanding the foregoing, in the case of the initial Offering Period hereunder, the Board, in its sole discretion, may extend the period during which a Direction to Withhold my be filed for any period, not to exceed 60 days after the Enrollment Date for such initial Offering Period, it selects and communicates to the Eligible Employees.

          (b) All amounts deducted from a Participant's Compensation under this Plan shall be credited to such Participant's Account, but shall remain the unencumbered assets of the Employer.

     Section 5.  Recision, or Termination of Employment.

          (a) A Participant may not increase or decrease the amount of his Directed Withholding during an Offering Period; except, however, (i) a Participant may rescind his Direction to Withhold in its entirety at any time prior to the Purchase Date for the Offering Period of reference by filing a written Election to Rescind with the Administrator prior to December 16 of the Offering Period of reference, (ii) a Participant will be deemed to have rescinded his Direction to Withhold in its entirety in the event that his Compensation payable on any Payroll Date is insufficient to fund the Directed Withholding for such Payroll Date and such Participant fails to furnish the Administrator with personal funds in an amount sufficient to complete the Directed Withholding for such Payroll Date on or before the next Payroll Date, and (iii) a Participant will be deemed to have rescinded his Direction to Withhold in its entirety in the event of his termination of employment by an Employer prior to the Purchase Date for the Offering Period of reference.

          (b)  If an event described in either Section 5(a)(i), (ii) or (iii)
                                               ---------------  ----    -----
occurs with respect to a Participant before the Purchase Date of reference, the entire amount credited to such Participant's Account automatically will be paid to such Participant in a lump sum, in cash, as soon as reasonably possible following such occurrence.

          (c)  The occurrence of an event described in Section 5(a)(i), (ii) or
                                                      ---------------  ----
(iii) with respect to a Participant during an Offering Period shall not limit
-----
such Participant's right to file a Direction to Withhold with respect to any later Offering Period provided that at such time Participant is an Eligible Employee.

     Section 6. Exercise of Purchase Right. The Participant's Purchase Right will be exercised automatically on each Purchase Date by debiting his Account with the Purchase Price of the Shares subject to his Purchase Right, and refunding (in a lump sum, in cash) the amount, if any, credited to his Account that exceeds such Purchase Price.

     Section 7. Delivery. As promptly as practicable after each Purchase Date, the Administrator shall arrange the delivery to each Participant of a certificate representing the Shares purchased on such Purchase Date.

     Section 8. Maximum Shares, and Reduction in Shares, Subject to Purchase Rights.

          (a) Notwithstanding any provision hereof to the contrary, the maximum number of Shares subject to each Participant's Purchase Right at any time during the Offering Period shall be that number of Shares equal to the lesser of (i) that number of Shares that has an aggregate Fair Market Value on the Enrollment Date equal to $14,706, and (ii) that number of Shares that may be purchased with the lesser of the maximum Directed Withholding amounts described in (x) and (y) of Section 2(i) at the Purchase Price set forth in Section 2(v)(i), and (iii)
                                                   ---------------
the maximum number of Shares (if any) that will not cause the Participant to exceed the 5% ownership limitation of Section 2(l).

          (b) If, on a Purchase Date, the maximum number of Shares available for purchase as determined under Section 3(b) is less than the number of Shares
                                 ------------
subject to all then existing Purchase Rights (as limited by Section 8(a), if applicable), the Administrator will reduce the number of Shares subject to each Participant's Purchase Right to an amount equal to the product of (i) the maximum Shares available for purchase as determined under Section 3(b), and (ii)
                                                          ------------
a fraction, the numerator of which is the amount in such Participant's Account (after such reductions, if any, required by the proviso of Section 2(i)), and
                                                           ------------
the denominator of which is the amount in the Accounts of all Participants (after such reductions, if any, required by the proviso of Section 2(i)).
                                                           ------------

     Section 9.  Voting and Registration.

          (a) A Participant will have no interest or voting right in or other privileges relating to Shares subject to a Purchase Right until delivery of the certificate representing such Shares.

          (b) Shares to be delivered to a Participant will be registered in the name of the Participant.

     Section 10. Administration. The Plan shall be administered by the Administrator, which will be the Board or a committee appointed by the Board.
If a committee of the Board is appointed by the Board to act as Administrator, such committee shall have all of the powers of the Board with respect to the Plan except for those powers set forth in Section 16 hereof. The
                                          ----------
administration, interpretation or application of the Plan by the Administrator shall be final, conclusive and binding upon all Participants. Until the Board is advised by legal counsel that such limitation is no longer required, Eligible Employees with respect to the Offering Period of reference may not actively serve as a member of the Administrator with respect to the Offering Period of reference or the succeeding Offering Period.

     Section 11. Designation of Beneficiary.

          (a) A Participant may file a written designation of a beneficiary who is to receive any cash as a result of the Participant's death prior to a Purchase Date, or to receive any Shares (and excess cash, if any) in the event of Participant's death subsequent to a Purchase Date but before delivery of the Shares (and excess cash, if any).

          (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant without a designated surviving beneficiary, the Administrator shall deliver such cash and/or Shares to the spouse of the Participant or, if there is no surviving spouse, then to the executor or administrator of the estate of the Participant.

     Section 12. Transferability. Neither payroll deductions credited to Participant's Account, nor any rights with regard to the making or recision of a Directed Withholding, nor the right to receive Shares (and excess cash, if any) may be assigned, transferred, pledged or otherwise disposed of in any way (other than as provided in Section 11) by the Participant. Any such attempt at
                    ----------
assignment, transfer, pledge or other disposition shall be without effect.

     Section 13. Use of Funds. All payroll deductions received or held by the Employer under the Plan may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate such payroll deductions.

     Section 14. Reports and Withholding.

          (a) Statements will be given to all Participants within a reasonable time following a Purchase Date, which statements will set forth the amounts of payroll deductions, the per Share Purchase Price, the number of Shares purchased (and an explanation of any reduction in the Shares subject to the Purchase Right), and the remaining cash balance, if any.

          (b) Each person who acquires Shares hereunder shall agree as a condition of such acquisition that he shall notify his Employer in the event he disposes of the Shares before the second anniversary of the Enrollment Date on which he acquired the Purchase Right with respect to such Shares, and in the event of such disposition while an employee of the Employer, and upon the exercise of the Purchase Right, the Employer may withhold from such Participant's current Compensation such amount as it reasonably determines to be necessary to satisfy the Company's obligation to withhold for federal and state taxes with respect to such events.

     Section 15. Adjustments Upon Changes in Capitalization.

          (a) If a stock dividend, stock split, spinoff, recapitalization, merger, consolidation, exchange of shares or the like, occurs during an Offering Period, as a result of which shares of any class shall be issued in respect of the Shares subject to purchase with respect to such Offering Period, or such Shares shall be changed into a different number of the same or another class or classes, the number of Shares to which each Purchase Right shall be applicable and the calculation of the Fair Market Value as of the Enrollment Date for such Shares shall be appropriately adjusted by the Company in a manner that in its sole discretion will keep this Plan qualified under Section 423 of the Code.

          (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will close, and the Purchase Date will occur, 15 days immediately prior to the consummation of such proposed action, all Participants will be notified in advance of such revised Purchase Date, and each Participant will be entitled to complete all or any portion of the funding of such Participant's Directed Withholding with personal funds. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, either (i) the event will be deemed to constitute the dissolution or liquidation of the Company and Participants shall have the rights set forth in the first sentence hereof, or
(ii) this Plan, and each Purchase Right shall be assumed or an equivalent plan and right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

     Section 16. Amendment or Termination. The Board may at any time and for any reason terminate or amend the Plan, provided, however, that the Plan may not be amended without compliance with any applicable shareholder approval requirements promulgated under the Internal Revenue Code, if applicable, or by any stock exchange or market on which the Common Stock is listed for trading, all as reasonably determined by the Administrator. Except as specifically provided in the Plan, no such termination or amendment can reduce such rights as a Participant would have if the effective date of the termination or amendment were deemed to be a liquidation or dissolution of the Company, with the resulting rights, duties and obligations set forth in Section 15(b).
                                                      -------------

     Section 17. Notices. All notices or other communications shall be deemed to have been duly given (i) if by a Participant to the Administrator, when received in the required form at the corporate home office of the Company, addressed to "Administrator, Employee Stock Purchase Plan," and (ii) if by the Administrator to the Participant, when mailed to the last known address of Participant shown on the Employer's records.

     Section 18. Conditions upon Issuance of Shares. Shares shall not be issued unless such issuance and delivery shall comply with all applicable provisions of law, domestic or foreign, and the requirements of any stock exchange upon which the Shares may then be listed, including, in each case the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which may include a representation and warrants from the Participant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

     Section 19. Term of Plan. The Plan shall become effective on the date of the IPO and shall terminate on the last day of the year in which occurs the 9th anniversary of the date of the IPO.

     Section 20. Miscellaneous.

          (a) Execution of Receipts and Releases. Any payment or any issuance or transfer of Shares to any person shall be in full satisfaction of all claims hereunder against the Plan, and the Administrator may require such person, as a condition precedent to receiving delivery of Shares, to execute a receipt and release therefor in such form as it shall determine.

          (b) Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

          (c) Records. Records of the Company as to any matters relating to this Plan will be conclusive on all persons.

          (d) Interpretations and Adjustments. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within the Board's or Administrator's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

          (e) No Rights Implied. Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Account, or the execution of any subscription agreement, or the issuance of any Shares under the Plan, shall give any Employee any right to continue employment or any legal or equitable right against the Company or any officer, director, or Employee of the Company, except as expressly provided by the Plan.

          (f) Information. The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Board and/or Administrator to perform its duties and functions under the Plan. The Company's records as to the current information the Company furnishes to the Board and/or Administrator shall be conclusive as to all persons.

          (g) Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

          (h) Headings; Gender. The titles and headings are included for convenience of reference only and are not to be considered in construction of the provisions hereof. Words used in the masculine shall apply to the feminine where applicable, and whenever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

          (i) No Liability for Good Faith Determinations; Actions. Neither the members of the Board nor the Administrator (nor their respective delegatees) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it, and members of the Board and the Administrator (and their delegatees) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. The Company assumes no liability to any Participant or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Company, the Board or the Administrator.

          (j) Governing Law. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Colorado except to the extent Colorado law is preempted by federal law.

     In Witness Whereof, the undersigned has executed this Plan as of this _____ day of ______________, 1996 to fully evidence the Company's adoption thereof, to be effective as provided in Section 19 hereof.


                              MATRIX CAPITAL CORPORATION


                              By:__________________________________________

                              Name:________________________________________

                              Title:_______________________________________

                                   EXHIBIT A
                                   ---------

                         EMPLOYEE STOCK PURCHASE PLAN
                                      FOR
                          MATRIX CAPITAL CORPORATION


                             DIRECTION TO WITHHOLD


1. I, the undersigned, hereby elect to participate in the Employee Stock Purchase Plan for Matrix Capital Corporation (the "Plan") for the "Offering Period" beginning on the next Enrollment Date and ending on the following December 31, and subscribe to purchase Shares of the Stock in accordance with this Direction to Withhold and the Plan.

2. I hereby authorize payroll deductions on each of my Payroll Dates during the Offering Period in the amount set forth below [you must fill in all of blanks [1], [2] and [3]]:


               [1] $________________ on each of the [2] ____________ Payroll
               Dates during the Offering Period, for a total of [3] $__________________ {Multiply [1] and [2]

               Note: the amount in [3] above cannot be less than $500, nor more than 25% of the basic compensation you are scheduled to earn
                               -----
               during the Offering Period, not to exceed $12,500. Determine your basic compensation based on your current hourly pay rate, or
                    -----
               salary.

3. I direct the Administrator to use the amount in my Account on the Purchase Date to purchase the maximum number of Shares that are available to me under the terms of the Plan.

4. I understand and agree that my right to participate in the Plan is governed by the Plan and the rules of the Administrator developed under the Plan, and that, among other things, I understand and agree:

          .  That I may not change the amount of my withholding during the
                        ---
             Offering Period.

          . That the amount of my withholding will be reduced by the Administrator if it exceeds 25% of my Considered Compensation, and that in any case it may not exceed $12,500.

          . That the amount of my withholding may be reduced by the Administrator if it appears unlikely that I will need all of the withholding I have elected in order to purchase the number of Shares that will be available to me on the Purchase Date, and may also be reduced for other reasons relating to the continued qualification of the Plan.

          .  That I may completely discontinue withholding, and receive a refund
                    ---
             of all amounts previously withheld from my pay by filing an Election To Rescind with the Administrator before December 16th.
             -------------------

          . That I automatically will be withdrawn from the Plan, and all amounts previously withheld from my pay refunded to me, if my pay on any Payroll Date is insufficient to satisfy my Directed Withholding and I fail pay the amount of the insufficiency to the
                         ---
             Administrator on or before my next Payroll Date.

          . That I will automatically be withdrawn from the Plan, and all amounts previously withheld from my pay refunded to me, if I terminate my employment with the Company before the end of the year.

          . That if I have not discontinued withholding before December 16th of the Offering Period, the amounts withheld during Offering Period automatically will be used to purchase the maximum number of
             -------------
             Shares available to me under the terms of the Plan.

5.        I have received a copy of the complete Employee Stock Purchase Plan.
          I understand that my participation in the  Plan is in all respects
                                                             ---------------
          subject to the terms of the Plan.

6. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Direction to Withhold is dependent upon my continued eligibility to participate in the Plan.

7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all refunds of my withholding (or Shares if I die after the last business day in September) due me under the Plan, in equal amounts if more than one person is named:


BENEFICIARY(IES) NAME(s):  (Please print)______________________________________

___________________________________      ______________________________________
Relationship(s)                                    Telephone Number(s)


Name and Address of Participant [Print]: Signature:

___________________________________      ______________________________________

___________________________________      Date: ____________________

___________________________________

                                 Acknowledgment


     The undersigned, acting for the Administrator of the Plan, acknowledges receipt of the above Direction To Withhold prior to the Enrollment Date of the Offering Period of reference.


DATE RECEIVED:____________________________



                                            ADMINISTRATOR


                                            -----------------------------------

                                   EXHIBIT B
                                   ---------

                         EMPLOYEE STOCK PURCHASE PLAN
                                      FOR
                          MATRIX CAPITAL CORPORATION


                              ELECTION TO RESCIND


1. I, the undersigned, hereby elect to rescind my prior Direction to Withhold and thereby to terminate my participation in the Employee Stock Purchase Plan (the "Plan") for Matrix Capital Corporation for the current "Offering Period."

2. I direct the Company to pay me, as promptly as possible, the payroll deductions credited to my account during the current Offering Period.

3. I understand and agree that my termination of participation is irrevocable, and that under no circumstances will I be entitled to purchase any portion of the Shares available under the Plan for purchase during the current Offering Period, although I continue to be eligible to file a new Direction to Withhold with respect to any future Offering Period(s) for which I otherwise qualify.


Name and Address of Participant [Print]: Signature:

___________________________________      ______________________________________

___________________________________      Date: ____________________

___________________________________




                                 Acknowledgment

     The undersigned, acting for the Administrator of the Plan, acknowledges receipt of the above Election To Rescind prior to December 16 of the current Offering Period.

DATE RECEIVED:____________________________



                                            ADMINISTRATOR


                                            -----------------------------------

              1996 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN
                                      FOR
                           MATRIX CAPITAL CORPORATION


     Section 1. Purpose. This 1996 Amended and Restated Employee Stock Option Plan of Matrix Capital Corporation amends and restates the Matrix Capital Corporation Stock Option Plan, dated January 1, 1995, and is intended as an additional incentive to attract and retain qualified and competent employees, consultants, advisors and directors for the Company and its Subsidiaries, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     Section 2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Business Day" shall mean (i) if the Shares trade on a national exchange, any day that the national exchange on which the Shares trade is open or (ii) if the Shares do not trade on a national exchange, any day that commercial banks in the City of New York are open.

          (d) "Commission" shall mean the Securities and Exchange Commission.

          (e) "Committee" shall mean the Compensation Committee of the Board or other committee, if any, appointed by the Board pursuant to Section 14 hereof.

          (f) "Common Stock" shall mean the Company's common stock, par value $.0001 per share.

          (g) "Company" shall mean Matrix Capital Corporation.

          (h) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 4 hereof.
                                  ---------

          (i) "Director" shall mean a member of the Board or an advisory director of the Board.

          (j) "Eligible Person(s)" shall mean those persons who are (i) under written contract (a "Consulting Contract") with the Company or a Subsidiary to provide consulting or advisory services to the Company or a Subsidiary (a "Consultant"), (ii) Employees or (iii) members of the Board of Directors, including advisory directors, of the Company or any Subsidiary.

          (k) "Employee(s)" shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

          (l) "Fair Market Value" of a share on a particular date shall be the closing price of the Common Stock, which shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange (which for purposes hereof shall include the NASDAQ National Market System), the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on NASDAQ (other than on the National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board.

          (m) "Incentive Stock Option" shall mean an option that is an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (n) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

          (o) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (p) "Option" (when capitalized) shall mean any option granted under this Plan.

          (q) "Optionee" shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person.

          (r) "Outside Director" shall mean a Director who qualifies as an "outside director" under the regulations promulgated under Section 162(m) of the Internal Revenue Code and as a "non-employee director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, effective August 15, 1996.

          (s) "Plan" shall mean this 1996 Amended and Restated Employee Stock Option Plan for Matrix Capital Corporation.

          (t) "Share(s)" shall mean a share or shares of the Common Stock.

          (u) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 3.  Shares and Options.

     (a) The Company may grant to Eligible Persons from time to time Options to purchase an aggregate of up to 525,000 Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee at the Date of Grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to persons who are Employees.

     (b) The aggregate Fair Market Value (determined at the Date of Grant of the Option) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company and any parent and subsidiary of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

     (c) Notwithstanding any provision herein to the contrary, the maximum number of Shares which may be subject to an Option granted to any Eligible Person shall be 100,000 less the number of Shares subject to any other Option granted to such Eligible Person during the 365 days preceding the Date of Grant of such Option.

     Section 4.  Conditions for Grant of Options.

     (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from Eligible Persons. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

     (b) In granting Options, the Committee shall take into consideration the contribution the person has made or may make to the success of the Company or its Subsidiaries and such other factors as the Board shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Committee or the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

     (c) The Committee in its sole discretion shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

     (d) The Committee in its sole discretion may delegate to the Chief Executive Officer of the Company any or all of its powers under this Plan with regard to the granting and administration of Options to Eligible Persons not subject to reporting under Section 16 of the Exchange Act.

     Section 5. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee; provided, however, that the exercise price for any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value on the Date of Grant.

     Section 6.  Exercise of Options.  An Option shall be deemed exercised when
(i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company or a Subsidiary to withhold in accordance with applicable federal or state income tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check or with Shares (but with Shares only if permitted by an Option agreement or otherwise permitted by the Committee in its sole discretion at the time of exercise) or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date received by the Company.

     Section 7.  Exercisability of Options.

     (a) Any Option shall become exercisable in such amounts and at such intervals as the Committee shall provide in any Option, except as otherwise provided in this Section 7; provided in each case that the Option has not expired on the date of exercise.

     (b) The expiration date of an Option shall be determined by the Committee at the Date of Grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the Date of Grant.

     (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised.

     (d) On the date thirty (30) days prior to any occurrence described in Section (7)(d)(i), (ii) or (iii), but only where such anticipated occurrence
-----------------  ----    -----
actually takes place, notwithstanding the exercise schedule in an Option, each Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company.

     (e) Notwithstanding any provisions hereof to the contrary, if any Option is accelerated under Section 7(c) or (d), the portion of such Option that may be
                  ------------    ---
exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the "Acceleration Shares"), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Optionee's "parachute payments" determined under Section 280G of the Code.  If as a result of this Section 7(e), the
                                                        ------------
Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had the Option not been accelerated.

     Section 8.  Termination of Option Period.

     (a) Unless otherwise provided in any Option, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (i)    except as provided in Section 8(a)(iii), (iv) or (v),
                                         -----------------  ----    ---
     thirty (30) days after the date that Optionee ceases to be employed by the Company or a Subsidiary or ceases to be a Consultant to the Company or a Subsidiary, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, (y) mental or physical disability of Optionee as determined by a medical doctor satisfactory to the Committee or (z) termination of Optionee's employment or Consulting Contract, as the case may be, with the Company or a Subsidiary for cause;

               (ii)   except as provided in Section 8(a)(iii), one (1) year
                                          -----------------
     after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Committee;

               (iii) either (y) one (1) year after the date that the Optionee ceases to be a Consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee's death shall occur during the thirty-day period described in
     Section 8(a)(i) or the one-year period described in Section 8(a)(ii);
     ---------------                                     ----------------

               (iv) the date that Optionee ceases to be a Consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary as a result of a termination for cause;

               (v) with respect to an Option held by a person who is a member of the Board of Directors of the Company or a Subsidiary but who is not also an Employee or Consultant (regardless of whether or not such person was an Employee or Consultant at the time of grant), thirty (30) days after the date that Optionee ceases to be a member of such Board of Directors; and

               (vi) the tenth (10th) anniversary of the Date of Grant of the Option.

     (b) The Committee in its sole discretion may, by giving written notice (a "Cancellation Notice") cancel, effective upon the date of the consummation of any of the transactions described in Section 7(d), all or any portion of such
                                     ------------
Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

     Section 9.  Adjustment of Shares.

     (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

               (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under the Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to outstanding Options, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

     (b) The Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of any corporate transaction.

     (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares reserved for issuance under the Plan or the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

     (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     Section 10. Transferability of Options. Each Incentive Stock Option shall provide that such Incentive Stock Option shall not be transferrable by the Optionee otherwise than by will or the laws of descent and distribution and that so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise such Incentive Stock Option.
The Committee, in its sole discretion, may provide in the agreement governing any Nonqualified Stock Option that such Nonqualified Stock Option shall be transferable and, if so, the extent to which such Nonqualified Stock Option is transferable.

     Section 11. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the agreement evidencing the Option or any law or regulation including, but not limited to, the following:

               (i) A representation, warranty or agreement by the Optionee to the Company at the time any Option is exercised that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

               (ii) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities laws deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     Section 12. Options for 10% Shareholder. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary [as defined in Section 425 of the Internal Revenue Code] at the Date of Grant) unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the Date of Grant, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

     Section 13. Nonqualified Stock Options. Nonqualified Stock Options may be granted hereunder and shall be subject to all terms and provisions hereof except that each such Nonqualified Stock Option (i) must be clearly designated as a Nonqualified Stock Option; (ii) may be granted for Shares in excess of the limits contained in Section 3(b) of this Plan; and (iii) shall not be subject to
                    ------------
Section 12 of this Plan.  If both Incentive Stock Options and Nonqualified Stock
----------
Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

     Section 14. Administration of the Plan.

     (a) The Plan shall be administered by the Compensation Committee of the Board or other committee thereof as appointed by the Board (the "Committee"), consisting of not less than two (2) members, each of whom is an Outside Director.

     (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

     (c) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Option; (ii) to construe the terms of this Plan or any Option; (iii) as provided in Section 9(a), upon
                                                       ------------
certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Plan and Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or any Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Section 14(d), and such determinations shall be final,
-------------
binding and conclusive.

     Section 15. Government Regulations. This Plan, Options and the obligations of the Company to sell and deliver Shares under any Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Section 16. Miscellaneous.

     (a) The proceeds received by the Company from the sale of Shares pursuant to an Option shall be used for general corporate purposes.

     (b) The grant of an Option shall be in addition to any other compensation paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its Subsidiaries. The grant of an Option shall not confer upon the Optionee the right to continue as an Employee or Consultant, or interfere in any way with the rights of the Company to terminate his status as an Employee or Consultant.

     (c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option, and members of the Board and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

     (d) Any issuance or transfer of Shares to an Optionee, or to his legal representative, heir, legatee, distributee, or assign in accordance with the provisions of this Plan or the applicable Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

     (e) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

     (f) All expenses incident to the administration, termination, or protection of this Plan or any Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Plan or any Option.

     (g) Records of the Company shall be conclusive for all purposes under this Plan or any Option, unless determined by the Committee or the Board to be incorrect.

     (h) The Company shall, upon request or as may be specifically required under this Plan or any Option, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Plan or any Option.

     (i) The Company assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Company, the Committee or the Board.

     (j) Any action required of the Company or the Committee relating to this Plan or any Option shall be by resolution of the Committee or by a person authorized to act by resolution of the Committee.

     (k) If any provision of this Plan or any Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Option, but such provision shall be fully severable, and the Plan or Option, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Option, as applicable.

     (l) Whenever any notice is required or permitted under this Plan, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under an Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this Section 16(l) or, if by courier,
                                         -------------
seventy-two (72) hours after it is sent, addressed as described in this Section
                                                                        -------
16(l).  The Company or the Optionee may change, at any time and from time to
-----
time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Plan, the Company and the Optionee shall specify as its and his address for receiving notices the address set forth in the Option pertaining to the Shares to which such notice relates.

     (m) Any person entitled to notice under this Plan may waive such notice.

     (n) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Plan's provisions.

     (o) All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Colorado except to the extent Colorado law is preempted by federal law. The obligation of the Company to sell and deliver Shares under this Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

     (p) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

     Section 17. Amendment and Discontinuation of the Plan. The Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that no such amendment may alter any provision of the Plan or any Option without compliance with any applicable shareholder approval requirements promulgated under the Internal Revenue Code, if applicable, or by any stock exchange or market on which the Common Stock of the Company is listed for trading; and provided, further, that, except to the extent provided in Section
                                                                       -------
8, no amendment or suspension of the Plan or any Option issued hereunder shall, except as specifically permitted in any Option, substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

     Section 18. Effective Date and Termination Date. The Plan is effective on the date set forth below on which the Board and the stockholders of the Company adopted this Plan, and shall terminate on the tenth anniversary of such effective date.


ADOPTED BY THE BOARD AND STOCKHOLDERS:      __________, 1996



     Executed at the direction of the Board to evidence that this is the Plan adopted by the Board and the stockholders on ____________, 1996.

                              MATRIX CAPITAL CORPORATION


                              By:_______________________________________________

                              Name:_____________________________________________

                              Title:____________________________________________

                                AMENDMENT NO. 1
                                    TO THE
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                                      FOR
                          MATRIX CAPITAL CORPORATION

     This First Amendment to the 1996 Employee Stock Purchase Plan For Matrix Capital Corporation ("Plan") is made under authority of Section 16 of the Plan and is effective as of the date of the IPO.

(1) Section 2(l) is amended by deleting it in its entirety and substituting therefore the following:

          "(l) "Eligible Employee" shall mean each Employee who is employed as an Employee on the first day of the month preceding the Enrollment Date of reference; (ii) who continues to be employed as an Employee on such Enrollment Date, and (iii) who, on such Enrollment Date does not own Stock (within the meaning of Section 423(b)(3) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary and, without limiting the generality of the foregoing, in computing the amount of such Stock owned by an Employee, there shall be included the amount of Stock owned directly, the Stock subject to a Purchase Right, the Stock which with respect to which the Employee has an option to acquire, and the Stock owned by any other person whose stock is attributed to such Employee pursuant to Section 425(d) of the Code; provided, further, that (iv) each person who becomes an Employee during the period beginning with the date of the initial public offering by the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "IPO"), and ending on December 31, 1996 shall be deemed to satisfy the requirements of (i) with respect to the Offering Period beginning January 1, 1997, and (v) each person who is an employee of an employer described in Section 2(q)(iv) on the effective date of the acquisition of such employer shall be deemed to satisfy the requirements of (i) with respect to the Offering Period designated by the Administrator with respect to such acquired employer."

(2) Section 2(q) is amended by deleting it in its entirety and substituting therefore the following:

          "(q) "Offering Period" shall mean (i) the period beginning on the 1st day of the calendar month immediately following the date of the IPO, and ending on December 31, 1997, (ii) with respect to persons described in Section 2(l)(iv), the period beginning on January 1, 1997 and ending on December 31, 1997; (iii) the period beginning on January 1, 1998 and ending on December 31, 1998 and each calender year thereafter; and (iv) following the date of an acquisition by an Employer of the stock or assets of another employer (and, in the case of a stock acquisition, only where the acquired employer is a Subsidiary and adopts the Plan), the Offering Period (if any) with respect to such acquired employer designated by the Administrator in its sole discretion, provided such Offering Period begins on the first day of a month, and provided further that it begins not less than 30 days after such acquisition and on or prior to October 1st of the year of the acquisition, and ends on the following December 31st.

                                AMENDMENT NO. 2
                                    TO THE
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                                      FOR
                          MATRIX CAPITAL CORPORATION

     This Second Amendment to the 1996 Employee Stock Purchase Plan For Matrix Capital Corporation ("Plan") is made under authority of Section 16 of the Plan and is effective as of the date of the IPO.

(1)  Section 2 is amended by adding thereto the following:

          "(aa) "Special Offering Period" shall mean each of the periods designated by the Administrator and described in Section 6."

(1) Section 6 is amended by deleting it in its entirety and substituting therefore the following:

          "Section 6. Special Offering Period. The Administrator, in its sole discretion may designate as a Special Offering Period (i) the period beginning January 1, 1997 and ending on December 31, 1997, and (ii) following the date of an acquisition by an Employer of the stock or assets of another employer (and, in the case of a stock acquisition, only where the acquired employer is a Subsidiary and adopts the Plan), the period beginning on the first day of a month which occurs not less than 30 days following such acquisition, and not later than October 1st of the current calender year, and ending on the following December 31st. In the event the Administrator designates a Special Offering Period then, notwithstanding any provisions hereof to the contrary,
          (iii) the first day of each such Special Offering Period shall be its Enrollment Date; (iv) the Eligible Employees with respect to the Special Offering Period of reference shall be (a) in the case of the Special Offering Period described in (i), those persons who were not Eligible Employees on the first Enrollment Date under the Plan but who were employed as Employees on January 1, 1997, and (b) with respect to a Special Offering Period described in (ii), those persons who are employed by the acquired employer on the date of the acquisition and are Employees on the Enrollment Date with respect to such Special Offering Period; and (v) the amounts described in the definition of Directed Withholding under (i)(y) and (ii) shall be determined by multiplying them by a fraction whose numerator is the number of months during the Special Offering Period, and whose denominator is 12. Except as provided in (i) through (v) of this Section 6, each Special Offering Period shall be deemed to be an Offering Period hereunder."

(2) Section 7 is amended by deleting it in its entirety and substituting therefore the following:

          "Section 7. Exercise of Purchase Right and Delivery. The Participant's Purchase Right will be exercised automatically on each Purchase Date by debiting his Account with the Purchase Price of the Shares subject to his Purchase Right, and refunding (in a lump sum, in cash) the amount, if any, credited to his Account that exceeds such Purchase Price. As promptly as practicable after each Purchase Date, the Administrator shall arrange the delivery to each Participant of a certificate representing the Shares purchased on such Purchase Date."

                                     PROXY

                             MATRIX BANCORP, INC.

                       1380 Lawrence Street, Suite 1400

                            Denver, Colorado 80204

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Guy A. Gibson, Kelly J. Carranza and T. Allen McConnell, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of the common stock of Matrix Bancorp, Inc. (the "Company"), held of record by the undersigned on April 4, 2000, at the Annual Meeting of Shareholders of the Company to be held on May 26, 2000, and any adjournment(s) thereof.

                   (To Be Dated And Signed On Reverse Side)

   THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, IN FAVOR OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, AND THE PERSONS NAMED ON THE FRONT OF THIS PROXY WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 5.
1. PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE FOLLOWING PERSONS TO HOLD OFFICE UNTIL THE 2003 ANNUAL ELECTION OF DIRECTORS BY SHAREHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.
       [_] FOR all nominees listed (except as marked below to the contrary)
       [_] WITHHOLD AUTHORITY to vote for all nominees listed
                      Thomas M. Piercy, Stephen G. Skiba
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
      Withhold:___________________________________
2. PROPOSAL TO AMEND THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE SHARES ELIGIBLE FOR PURCHASE THEREUNDER FROM 125,000 SHARES TO 250,000 SHARES.
                         [_] FOR[_] AGAINST[_] ABSTAIN
3. PROPOSAL TO AMEND THE 1996 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN TO INCREASE THE SHARES ELIGIBLE FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED THEREUNDER FROM 525,000 SHARES TO 750,000 SHARES.
                         [_] FOR[_] AGAINST[_] ABSTAIN
4. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR.
                         [_] FOR[_] AGAINST[_] ABSTAIN
5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                         [_] FOR[_] AGAINST[_] ABSTAIN
                        DATED: __________________________________________, 2000

                        -------------------------------------------------------
                                              (Signature)

                        -------------------------------------------------------
                                      (Signature if Held jointly)
                        NOTE: Please execute this proxy as your name appears
                              hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.